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                 MORGAN STANLEY U.S. GOVERNMENT SECURITIES TRUST
                          ITEM 77(O) 10F-3 TRANSACTIONS
                         JANUARY 1, 2010 - JUNE 30, 2010

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                                               TOTAL        AMOUNT OF    % OF    % OF
              PURCHASE/   SIZE   OFFERING      AMOUNT         SHARES   OFFERING  FUNDS
  SECURITY      TRADE      OF    PRICE OF        OF         PURCHASED PURCHASED  TOTAL                         PURCHASED
  PURCHASED     DATE    OFFERING  SHARES      OFFERING       BY FUND   BY FUND  ASSETS        BROKERS            FROM
------------- --------- -------- -------- ----------------- --------- --------- ------ -------------------- --------------
   Nissan     01/27/10     --    $100.000 $  900,000,000.00 4,800,000 0.53%     0.35%   RBS, BofA Merrill   RBS Securities
   Master                                                                                 Lynch, Barclays
Owner Trust                                                                                Capital, BNP
  0.23063%                                                                                PARIBAS, Calyon
    due                                                                                  Securities, HSBC,
 1/15/2015                                                                                Mitsubishi UFJ
                                                                                       Securities, Societe
                                                                                             Generale

 Municipal     03/05/10     --   $100.000 $1,012,235,000.00 3,085,000  0.31%    0.23%   Goldman, Sachs &    Goldman Sachs
  Electric                                                                             Co., Morgan Stanley,
 Authority                                                                             BMO Capital Markets,
 of Georgia                                                                             Citi, J.P. Morgan,
 6.655% due                                                                              Barclays Capital,
  4/1/2057                                                                             BofA Merrill Lynch,
                                                                                          FirstSouthwest,
                                                                                            Wells Fargo
                                                                                            Securities

The City of    03/19/10     --   $100.000 $  750,000,000.00 3,875,000  0.52%    0.29%   Siebert Brandford       Siebert
  New York                                                                               Shank & Co., LLC,   Branford Shank
 5.968% due                                                                            BofA Merrill Lynch,
 3/1/20236                                                                              Citi, J.P. Morgan,
                                                                                          Morgan Stanley,
                                                                                         Barclays Capital,
                                                                                       M.R. Beal & Company,
                                                                                         Fidelity Capital
                                                                                         Markets, Goldman,
                                                                                           Sachs & Co.,
                                                                                       Jefferies & Company,
                                                                                           Loop Capital
                                                                                           Markets, LLC,
                                                                                       Ramirez & Co., Inc.,
                                                                                          Rice Financial
                                                                                         Products Company,
                                                                                         Roosevelt & Cross
                                                                                           Incorporated,
                                                                                             Southwest
                                                                                         Securities, Inc.,
                                                                                          Wachovia Bank,
                                                                                             National
                                                                                       Association, Cabrera
                                                                                         Capital Markets,
                                                                                           LLC, Jackson
                                                                                        Securities, Janney
                                                                                         Montgomery Scott
                                                                                         LLC, Lebenthal &
                                                                                           Co., LLC, MFR
                                                                                         Securities, Inc.,
                                                                                          Morgan Keegan &
                                                                                          Company, Inc.,
                                                                                          Raymond James &
                                                                                         Associates, Inc.,
                                                                                       RBC Capital Markets,
                                                                                           TD Securities
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
 Oregon St     04/01/10     --   $100.000 $  544,675,000.00 2,575,000   0.47%    0.20%     Citi, Morgan        Citigroup
Dept Transn                                                                            Stanley, RBC Capital
 Hwy 5.834%                                                                                Markets, BofA
    Due                                                                                   Merrill Lynch,
 11/15/2034                                                                              Fidelity Capital
                                                                                         Markets, Goldman,
                                                                                           Sachs & Co.,
                                                                                             JPMorgan

 New Jersey    05/13/10     --   $100.000 $  750,000,000.00 4,000,000   0.53%    0.31% BofA Merrill Lynch,   Merrill Lynch
  Economic                                                                             Citi, Goldman, Sachs
  Dev Auth                                                                               & Co., JPMorgan,
 1.480% due                                                                               Morgan Stanley,
 6/15/2013                                                                               Janney Montgomery
                                                                                        Scott, Jefferies &
                                                                                           Company, Loop
                                                                                       Capital Markets, PNC
                                                                                         Capital Markets,
                                                                                       Ramirez & Co., Inc.,
                                                                                       RBC Capital Markets,
                                                                                        Roosevelt & Cross,
                                                                                           Inc., Siebert
                                                                                         Brandford Shank &
                                                                                          Co., LLC, Wells
                                                                                         Fargo Securities
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
New York NY    05/19/10     --   $100.000 $  250,000,000.00 3,625,000   1.45%    0.28% BofA Merrill Lynch,  Merrill Lynch
    City                                                                                 Barclays Capital,
 Transition                                                                            Citi, Goldman, Sachs
 5.267% Due                                                                              & Co., JPMorgan,
  5/1/2027                                                                                Morgan Stanley,
                                                                                          Cabrera Capital
                                                                                          Markets, Inc.,
                                                                                         Fidelity Capital
                                                                                         Markets, Jackson
                                                                                            Securities,
                                                                                       Jefferies & Company,
                                                                                       Loop Capital Markets
                                                                                         LLC, M.R. Beal &
                                                                                        Company, Ramirez &
                                                                                          Co., Inc., Rice
                                                                                        Financial Products
                                                                                        Company, Roosevelt
                                                                                             and Cross
                                                                                           Incorporated,
                                                                                         Siebert Brandford
                                                                                         Shank & Co. LLC,
                                                                                         Wells Fargo Bank,
                                                                                             National
                                                                                       Association, Morgan
                                                                                         Keegan & Company,
                                                                                       Inc., Oppenheimer &
                                                                                        Co., Inc., Raymond
                                                                                       James & Associates,
                                                                                         Inc., RBC Capital
                                                                                        Markets, Southwest
                                                                                         Securities, Inc.,
                                                                                         Stifel Nicolaus,
                                                                                         Stone & Youngberg

 Washington    05/25/10     --   $100.000 $1,156,045,000.00 1,670,000   0.21%    0.19%    JP Morgan, BofA     JP Morgan
   State                                                                                  Merrill Lynch,
 5.090% due                                                                              Barclays Capital,
  8/1/2033                                                                             Citi, Goldman, Sachs
                                                                                           & Co., Morgan
                                                                                              Stanley
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